TRADE PAYABLES AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
TRADE PAYABLES AND ACCRUED LIABILITIES
Trade payables and accrued trade liabilities	$ 54,424	$ 11,339
Royalties payable	26,936	3,415
Payroll related	19,527	5,547
Current portion of lease obligations (note 17)	4,173	833
Dividends payable	5,102
Other	1,762	1,460
Total trade payables and accrued liabilities	$ 111,924	$ 22,594